EXHIBIT 10.39
KEYBANK NATIONAL ASSOCIATION
127 Public Square
Cleveland, Ohio 44114

November 19, 2018

Global Net Lease Operating Partnership, L.P.
405 Park Avenue
Third Floor
New York, NY 10022
Attn:     General Counsel; and
Chief Financial Officer

Re:
Credit Agreement dated as of July 24, 2017 (as the same has been and may further be amended, supplemented, increased, renewed, extended, restated or otherwise modified from to time to time, the “Credit Agreement”; terms used herein but not otherwise defined herein shall have the meanings set forth in the Credit Agreement), among Global Net Lease Operating Partnership, L.P. (“Borrower”), KeyBank National Association, as agent (“Agent”), and the lending institutions from time to time party thereto (together with KeyBank, the “Lenders”)

Ladies and Gentlemen:
Pursuant to §8.7 of the Credit Agreement (and subject to the terms and conditions and exceptions set forth therein), neither the Borrower, nor the REIT are currently permitted to pay any Distributions to their respective partners, members and/or owners if and to the extent that the aggregate amount of such Distributions paid in any fiscal quarter, when added to the aggregate amount of all other Distributions paid in the same fiscal quarter and the preceding three (3) fiscal quarters, exceeds ninety-five percent (95%) of such Person’s Adjusted FFO for such period, calculated as of the last day of the most recently ended fiscal quarter for the four quarter period ending on such date of determination (the “Distribution Limit”); provided, that for one (1) fiscal quarter in each calendar year (a “Raised Limit Quarter”), the Distribution Limit may exceed ninety-five percent (95%) of Adjusted FFO but shall not exceed one hundred percent (100%) of Adjusted FFO. The Raised Limit Quarter for calendar year 2018 occurred in the second (2nd) fiscal quarter of said year.
Borrower has requested that, notwithstanding the terms and conditions of §8.7 of the Credit Agreement and the Raised Limit Quarter having already occurred for calendar year 2018, the Agent and the Majority Lenders consent to increase the Distribution Limit from ninety-five percent (95%) of Adjusted FFO to one hundred percent (100%) of Adjusted FFO solely for the fiscal quarter ending on December 31, 2018 (the “Limited Consent”). Subject to the execution and delivery of this letter agreement by Borrower and Guarantors, Agent and the Majority Lenders hereby agree to the Limited Consent on the terms and conditions set forth herein.
Borrower and Guarantors acknowledge, represent and agree that none of such Persons has any defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever arising on or before the date hereof with respect to the Credit Agreement or the other Loan Documents, the administration or funding of the Loans or the Letters of Credit or with respect to any acts or omissions of Agent or any

Lender, or any past or present officers, agents or employees of Agent or any Lender pursuant to or relating to the Loan Documents, and each of such Persons does hereby expressly waive, release and relinquish any and all such defenses, setoffs, claims, counterclaims and causes of action arising on or before the date hereof, if any.
Except as hereinabove set forth, all terms, covenants and provisions of the Credit Agreement and the other Loan Documents remain unaltered and in full force and effect and the parties hereto do hereby expressly ratify and confirm the Credit Agreement and the other Loan Documents. Nothing in this letter agreement shall be deemed or construed to constitute, and there has not otherwise occurred, a novation, cancellation, satisfaction, release, extinguishment, or substitution of indebtedness evidenced by the Notes or the other obligations of Borrower and Guarantors under the Loan Documents. The consent set forth herein is strictly limited to the Limited Consent, and no other consent or waiver shall be inferred or implied. By execution hereof, Borrower and Guarantors acknowledge that the Agent and the Lenders have made no agreement, and are in no way obligated, to grant any future extension, waiver, indulgence or consent.
This letter agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors, successors-in-title and assigns as provided in the Credit Agreement. This letter agreement shall, pursuant to New York General Obligations Law Section 5-1401, be construed and enforced in accordance with the laws of the State of New York, without regard to its principles of conflicts of laws. This letter agreement may be executed in any number of counterparts which shall together constitute but one and the same agreement.
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LENDERS:

KEYBANK NATIONAL ASSOCIATION, individually as a Lender and as the Agent
By: /s/ Jonathan Bond

Name: Jonathan Bond

Title: Assistant Vice President

CAPITAL ONE, NATIONAL ASSOCIATION

By: /s/ Ian McDonald

Name: Ian McDonald

Title: Vice President

CITIZENS BANK, N.A.

By: /s/ Michelle Dawson

Name: Michelle Dawson

Title: Vice President

BMO HARRIS BANK N.A.

By: /s/ Lloyd Baron

Name: Lloyd Baron

Title: Director

MIZUHO BANK, LTD

By: /s/ Donna DeMagistris

Name: Donna DeMagistris

Title: Authorized Signatory
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SUMITOMO MITSUI BANKING CORPORATION

By: /s/ William G. Karl
Name: William G. Karl
Title: Executive Officer

COMERICA BANK
By: /s/ Charles Weddell
Name: Charles Weddell
Title: Vice President

COMPASS BANK
By: /s/ Scott Childs

Name: Scott Childs

Title: Senior Vice President

SYNOVUS BANK
By: /s/ David W. Bowman

Name: David W. Bowman

Title: Director

SOCIÉTÉ GÉNÉRALE
By: /s/ John Hogan

Name: John Hogan

Title: Director____________________________________

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ACKNOWLEDGED AND AGREED:
BORROWER:
GLOBAL NET LEASE OPERATING
PARTNERSHIP, L.P., a Delaware limited partnership

By:	GLOBAL NET LEASE, INC., a Maryland corporation, its general partner
By: /s/ Christopher Masterson
Name: Christopher Masterson
Title: Chief Financial Officer

REIT:
GLOBAL NET LEASE, INC., a Maryland corporation
By: /s/ Christopher Masterson
Name: Christopher Masterson
Title: Chief Financial Officer

INTERNATIONAL HOLDCO:
ARC GLOBAL HOLDCO, LLC, a Delaware limited liability company
By: /s/ Michael Anderson
Name: Michael Anderson
Title: Authorized Signatory

GLOBAL II HOLDCO:
ARC GLOBAL II HOLDCO, LLC, a Delaware limited liability company
By: /s/ Michael Anderson
Name: Michael Anderson
Title: Authorized Signatory
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SUBSIDIARY GUARANTORS:
ARC SPHRSNJ001 URBAN RENEWAL ENTITY, LLC, a New Jersey limited liability company

By: /s/ Michael Anderson______
Name: Michael Anderson
Title: Authorized Signatory

ARC CWARANE001, LLC,
ARC CWRVTIL001, LLC,
ARC CWSALKS001, LLC,
ARC CWUVLOH001, LLC,
ARC CWVININ001, LLC,
ARC CWWPKMN001, LLC,
ARC WWHWCMI001, LLC,
ARC GSFRNTN001, LLC,
ARC TFDPTIA001, LLC,
ARC NOWILND001, LLC,
ARC GSDVRDE001, LLC,
ARC CWGRDMI001, LLC, each a Delaware limited liability company

By: /s/ Michael Anderson
Name: Michael Anderson
Title: Authorized Signatory

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ARC GSGTNPA001, LLC,
ARC GSMSSTX001, LLC,
ARC GSDALTX001, LLC,
ARC NOPLNTX001, LLC,
ARC DRINDIN001, LLC,
ARC VALWDCO001, LLC,
ARC GBLMESA001, LLC,
ARC FEAMOTX001, LLC,
ARC FECPEMA001, LLC,
ARC FESANTX001, LLC,
ARC WNBRNMO001, LLC,
ARC VCLIVMI001, LLC,
ARC CTFTMSC001, LLC, each a Delaware limited liability company

By: /s/ Michael Anderson
Name: Michael Anderson
Title: Authorized Signatory

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ARC TFKMZMI001, LLC,
ARC SWWSVOH001, LLC,
ARC FD73SLB001, LLC,
ARC WMWSLNC001, LLC,
ARC SANPLFL001, LLC,
ARC FEWNAMN001, LLC,
ARC DG40PCK001, LLC,
ARC FEWTRNY001, LLC,
ARC KUSTHMI001, LLC,
ARC FELEXKY001, LLC,
ARC GECINOH001, LLC,
ARC DNDUBOH001, LLC,
ARC FELKCLA001, LLC,
ARC FD34PCK001, LLC,
ARC OGHDGMD001, LLC,
ARC FSMCHIL001, LLC,
ARC FEBILMA001, LLC,
ARC AMWCHKS001, LLC,
ARC DINCNOH001, LLC,
ARC FESALUT001, LLC,
ARC CGJNSMI001, LLC,
ARC CGFRSMI001, LLC, each a Delaware limited liability company

By:_ /s/ Michael Anderson
Name: Michael Anderson
Title: Authorized Signatory

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ARC CGWRNMI001, LLC,
ARC FEPIESD001, LLC,
ARC GSFFDME001, LLC,
ARC GSRNGME001, LLC,
ARC GSRPCSD001, LLC,
ARC TRLIVMI001, LLC,
ARC FEHBRKY001, LLC,
ARC CGMARSC001, LLC,
ARC CGLGNIN001, LLC,
ARC CGMADIN001, LLC,
ARC MSELGIL001, LLC,
ARC JTCHATN001, LLC,
ARC JTCHATN002, LLC,
ARC BHSBDIN001, LLC,
ARC HLHSNTX001, LLC,
ARC FEMANMN001, LLC,
ARC GSRTNNM001, LLC,
ARC ACHNETH001, LLC,
ARC KPHTNNE001, LLC,
ARG CBSKSMO001, LLC,
ARC ODVLONET001, LLC, each a Delaware limited liability company

By:_ /s/ Michael Anderson
Name: Michael Anderson
Title: Authorized Signatory

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ARG VAGNVFL001, LLC,
ARG CMPCRMS001, LLC,
ARG LSWYGMI001, LLC,
ARG LSCHIIL001, LLC,
ARG LSCHIIL002, LLC,
ARG LSCHIIL003, LLC,
ARG CSBLVMI001, LLC,
ARG CSHMDIN001, LLC,
ARG CSLIVMI001, LLC,
ARG CSTWBOH001, LLC,
ARG CSWYGMI001, LLC,
ARG FCSTHMI001, LLC,
ARG DPSPNIA001, LLC,
ARG FEBLCID001, LLC,
ARG RMAKROH001, LLC,
ARC FEGBRNC001, LLC, each a Delaware limited liability company

By:_ /s/ Michael Anderson
Name: Michael Anderson
Title: Authorized Signatory

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